
                                           LOAN AGREEMENT
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   PRINCIPAL     LOAN DATE     MATURITY    LOAN NO.   CALL   COLLATERAL   ACCOUNT   OFFICER   INITIALS
$20,000,000.00   01-28-1997   08-01-1998    56705      4A0      75        206030     175
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    REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF
                            THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM.
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BORROWER: CUTTER & BUCK INC.                                      LENDER: WASHINGTON MUTUAL BANK DOING
          2701 FIRST AVENUE, SUITE 600                                    BUSINESS AS ENTERPRISE BANK
          SEATTLE, WA 98121                                               11225 S.E. SIXTH STREET
                                                                          BELLEVUE, WA 98004
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

THIS LOAN AGREEMENT between CUTTER & BUCK INC. ("Borrower") and Washington Mutual Bank doing business as Enterprise Bank ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of January 28, 1997, and shall continue thereafter until all indebtedness of Borrower to Lender has been performed in full or until August 1, 1998, whichever is later.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

     ADVANCE. The word "Advance" means a disbursement of Loan funds under this Agreement.

     BORROWER.  The word "Borrower" means CUTTER & BUCK INC.

     Borrowing Base. The words "Borrowing Base" mean an amount not to exceed $20,000,000.00.

     CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL."

     ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT. The words "Event of Default" mean any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

     EXPIRATION DATE. The words "Expiration Date" mean the earlier of August 1, 1998 or the date of termination of Lender's commitment to lend under this Agreement.

     FACTORING AGREEMENT.  Factor Agreement means the Factoring
     Agreement between Borrower and Republic Factors Corporation dated as of March 1, 1995, and any renewal, extensions or modifications thereof.

     GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security
     Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise.

     LENDER. The word "Lender" means Washington Mutual Bank doing business as Enterprise Bank, its successors and assigns.

     LETTER OF CREDIT. The words "Letter of Credit" mean a letter of credit issued by Lender on behalf of Borrower as described below in the section titled "Letter of Credit Facility."

     LINE OF CREDIT. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

     LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     NOTE.  The word "Note" means and includes without limitation
     Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

     PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets; (g) liens and security interests granted pursuant to the Factoring Agreement; and (h) liens and security interests granted pursuant to capital leases.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

     SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing representing, or creating a Security Interest.

     SECUITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     SARA.  The word "SARA" means the Superfund Amendments and
     Reauthorization Act of 1986 as now or hereafter amended.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

                                    LOAN AGREEMENT
                                      (CONTINUED)                 PAGE 2
LOAN NO 56705
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   CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make any
   Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

     (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

     (b) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

     (c) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority (Except for Permitted Liens) and shall be in full force and effect.

     (d) All guaranties required by Lender for the Line of Credit shall have been executed by each Guarantor, delivered to Lender, an be in full force and effect.

     (e) Lender, all its option and for its sole benefit, shall have conducted an audit of Borrower's books records, and operations, and Lender shall be satisfied as to their condition.

     (f) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

     (g) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

   MAKING LOAN ADVANCES. Advances under the Line of Credit may be requested orally by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower
   (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

   MANDATORY LOAN REPAYMENTS. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

   LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Line of Credit and performance of all other Loans, obligations and duties owned by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"). Lender's Security interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

   PERFECTION OF SECURITY INTERESTS. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or consulting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender of any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

   COLLATERAL RECORDS. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time.

   COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender a schedule of Collateral, in form and substance satisfactory to the Lender. Thereafter and at such frequency as Lender shall require.

ADDITIONAL CREDIT FACILITIES. In addition to the Line of Credit facility, the following credit accommodations are either in place or will be made available to Borrower:

   LETTER OF CREDIT FACILITY. Subject to the terms of this Agreement, Lender will issue standby letters of credit and commercial letters of credit (each a "Letter of Credit") on behalf of Borrower. At no time, however, shall the total face amount of all standby letters of credit outstanding, less any partial draws paid under the standby letters of credit exceed the sum of $1,000,000.00.

     (a) Upon Lender's request, Borrower promptly shall pay to Lender issuance fees and such other fees, commissions, costs, and any out-of-pocket expenses charged or incurred by Lender with respect to any Letter of Credit.

     (b) The commitment by Lender to issue Letters of Credit shall, unless earlier terminated in accordance with the terms of this Agreement, automatically terminate on the Expiration Date and no Letter of Credit shall expire on a date which is after the Expiration Date.

     (c) Each Letter of Credit shall be in form and substance satisfactory to Lender and in favor of beneficiaries satisfactory to Lender, provided that Lender may refuse to issue a Letter of Credit due to the nature of the transaction or its terms or in connection with any transaction where Lender, due to the beneficiary or the nationally or residence of the beneficiary, would be prohibited by any applicable law, regulation, or order from issuing such Letter of Credit. Under no circumstances, however, will a Letter of Credit exceed three hundred sixty five (365) days from the issue date.

     (d) Prior to the issuance of each Letter of Credit, and in all events prior to any daily cutoff time Lender may have established for purposes thereof, Borrower shall deliver to Lender a duly executed form of Lender's standard form of application for issuance of letter of credit with proper insertions.

   LENDER'S RIGHTS UPON DEFAULT. Upon the occurrence of any Event of
   Default, Lender may, at its sole and absolute discretion and in addition to any other remedies available to it under this Agreement or otherwise, require Borrower to pay immediately to Lender, for application against drawings under any outstanding Letters of Credit, the outstanding principal amount of any such Letters of Credit which have not expired. Any portion of this amount so paid to Lender which is not applied to satisfy draws under any such Letters of Credit or any other obligations of Borrower to the Lender shall be repaid to Borrower without interest.

   LENDER'S COSTS AND EXPENSES. Borrower shall, upon Lender's request, promptly pay to and reimburse Lender for all costs incurred and payments made by Lender by reason of any future assessment, reserve, deposit, or similar requirement or any surcharge, tax, or fee imposed upon Lender or as a result of Lender's compliance with any defective or requirement of any regulatory authority pertaining or relating to any Letter of Credit.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

   ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Washington. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

   AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower: do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under
   (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

01-28-1997                          LOAN AGREEMENT
LOAN NO 56705                         (CONTINUED)                        PAGE 3
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    FINANCIAL INFORMATION. Each financial statement of Borrower supplied to
    Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

    LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

    PROPERTIES. Except for Permitted Liens and capital leases and real property leases, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents for financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

    Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

HAZARDOUS SUBSTANCES. Borrower's use of its properties comply in all material respects with all applicable laws and regulations relating to the environment, including without limitation, all laws and regulations relating to pollution and environmental control.

    LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

    TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

    LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, and except for permitted liens Borrower, has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in any to such Collateral.

    BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

    COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

    EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

    LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 2701 FIRST AVENUE, SUITE 500, SEATTLE, WA 98121. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

    INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

    SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

    LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

    FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times upon reasonable prior notice from Lender to Borrower.

    FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than forty five (45) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer of other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

    ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may reasonably request from time to time.

    INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of Insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each Insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

    INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing Insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the Insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

    OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements that would likely have a materially adverse effect on Borrower's business or financial condition.

    LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

    TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies,

01-28-1997                LOAN AGREEMENT                             Page 4
Loan No 567045              (Continued)
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     liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessment, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

     PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

     OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

     INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     COMPLIANCE CERTIFICATE. Upon request of Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances.

     ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorney's may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender;

     INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, other than capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encounter any of the Borrower's assets, or
     (c) sell with recourse any of Borrower's accounts, except to Lender, or pursuant to the Factor Agreement.

     CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity other than mergers, transfers, acquisitions, or consolidations in which the consideration is less than $2,000,000.00 change its name, dissolve or transfer or sell Collateral out of the ordinary course of business excepting sales of accounts receivable pursuant to the Factoring Agreement, and excepting transfers, sales or dispositions of Collateral that is obsolete or worn out property disposed of in the ordinary course of business excepting other asset dispositions provided that such other asset dispositions do not exceed $100,000.00 in the aggregate for any fiscal year.

     LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets or purchase create or acquire any interest in any other enterprise or entity except (i) commercial bank demand deposits and time deposits maturing within one year; (ii) marketable general obligations of the United States or a state or marketable obligations fully guaranteed by the United States; (iii) short-term commercial paper with the highest rating of a generally recognized rating service; (iv) loans and advances to employees in the ordinary course of business related to expenses incurred in the ordinary course of employment do not exceed $150,000 outstanding at any time; (v) bankers' acceptances, repurchase agreements, or other investments reasonably acceptable to Lender; and (vi) loans or advances to, or investments in wholly owned subsidiaries in an amount not to exceed $3,000,000.00, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if; (a) Borrower is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, or in the value of any Collateral securing any Loan; even though no Event of Default shall have occurred.

NOTICE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

MEDIATION/ARBITRATION CLAUSE A. POLICY-MEDIATION. The parties hope there will be no disputes arising out of their relationship. To that and, each commits to cooperate in good faith and to deal fairly in performing its duties under this agreement in order to accomplish their mutual objectives and avoid disputes. But if a dispute arises, the parties agree to resolve all disputes by the following alternate dispute resolution process; (a) the parties will seek a fair and prompt negotiated resolution, but if this is not successful, (b) all disputes shall be resolved by binding arbitration, provided that during this process, (c) at the request of either party made not later than seventy-five (75) days after the initial arbitration demand, the parties will attempt to resolve any dispute by nonbinding mediation (but without delaying the arbitration hearing date.) The parties recognize that negotiation or mediation may not be appropriate to resolve some disputes and agree that either party may proceed with arbitration without negotiating or mediating. The parties confirm that by agreeing to this alternate dispute resolution process, they intend to give up their right to have any dispute decided in court by a judge or jury.

MEDIATION/ARBITRATION CLAUSE B. BINDING ARBITRATION. Any claim between the parties arising out of or relating to this agreement, shall be determined by arbitration in Seattle commenced in accordance with RCW 7.04.080; provided that the total award by a single arbitrator (as opposed to a majority of three arbitrators) shall not exceed $250,000, including interest, attorney's fees and costs. If either party demands a total award greater than $250,000, there shall be three (3) neutral arbitrators. If the parties cannot agree on the identity of the arbitrators(s) within ten (10) days of the arbitration demand, the arbitrator(s) shall be selected by the administrator of the American Arbitration Association (AAA) office in Seattle FROM ITS LARGE, COMPLEX CASE PANEL (OR HAVE SIMILAR PROFESSIONAL CREDENTIALS). Each arbitrator shall be an attorney with at least 15 years experience in banking or commercial law and shall reside in the Seattle metropolitan area. Whether a claim is covered by this agreement shall be determined by the arbitrator(s). All statutes of limitation which could otherwise be applicable shall apply to any arbitration hereunder.

MEDIATION/ARBITRATION CLAUSE C. PROCEDURES. The arbitration shall be conducted in accordance with the AAA Commercial Arbitration Rules, in effect on the date hereof, as modified by this agreement. Submission of dispositive motions shall be at the discretion of Arbitrator(s). As may be shown to be necessary to ensure a fair hearing; the arbitrator(s) may authorize appropriate discovery; and may enter pre-hearing orders regarding (without limitation) scheduling, interrogatories, document exchange, depositions, witness and exhibit disclosure and issues to be heard. The arbitrator(s) shall not be bound by the rules of evidence or of civil procedure, but may consider such writing and oral presentations as reasonable business people would use in the conduct of their day-to-day affairs, and may require the parties to submit some or all of their case by written declaration or such other manner of presentation as the arbitrator(s) may determine to be appropriate.

MEDIATION/ARBITRATION CLAUSE D. HEARING-LAW-APPEAL LIMITED. The arbitrator(s) shall take such steps as may be necessary to hold a private hearing. The parties have included these time limits in order to expedite the proceeding, but they are NOT jurisdictional, and the arbitrator(s) may for good cause afford or permit reasonable extensions or delays, which shall not affect the validity of the award. The written decision shall contain a brief statement of the claim(s) determined and the award made on each claim. In making the decision and award, the arbitrator(s) shall apply applicable substantive law. Absent fraud, collusion or willful misconduct by an arbitrator, the award shall be final, and judgment may be entered in any court having jurisdiction thereof. The arbitrator(s) may award injunctive relief or any other remedy available from a judge, including the joinder of parties or consolidation of this arbitration with any other involving common issues of law or fact or which may promote judicial economy, and may award attorney's fees and costs to the prevailing party but shall not have the power to award punitive or exemplary damages. The decision and award of the arbitrators need not be unanimous; rather, the decision and award of two arbitrators shall be final.

01-28-1997                         LOAN AGREEMENT                         PAGE 5
LOAN NO. 56705                      (CONTINUED)
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MEDIATION/ARBITRATION CLAUSE E. PROVISIONAL REMEDIES, SELF-HELP AND
FORECLOSURE. In addition to any actions taken under the preceding subparagraphs: (i) Lender may exercise all rights and remedies available under law with respect to any collateral, deposits and accounts, including but not limited to: offset, self-help, sale or other disposition of collateral, attachment, injunction, appointment of a receiver, judicial foreclosure and deficiency judgment or foreclosure by power of sale; (ii) by exercising any such rights and remedies under (1) Lender shall not waive the provisions of subparagraphs A through D above; (iii) any issues of law or fact which arise in connection with the exercise by Lender of its rights and remedies may at Lender's election be determined by arbitration in accordance with subparagraphs A through D above; and (iv) notwithstanding any other provision of this agreement, so long as an arbitration demand has not been filed or served with respect to a claim, either party may elect to assert such claim in the small claims department of the appropriate district court under RCW ch. 12.40.

LOAN FEES. So long as Lender shall have any obligation to extend or continue credit to Borrower in any form, Borrower shall pay to Lender (i) a nonrefundable loan fee in the amount of $20,000.00 prior to the making of any advances of any letters of credit pursuant to this agreement, and (ii) beginning July 31, 1997, 1/4% per annum on the unused portion of the line of credit paid quarterly in arrears. The unused portion of the line of credit for any given borrower fiscal quarter shall be calculated by subtracting from the $20,000,000.00 line limit the sum of: (i) the average daily principle balance outstanding on the line of credit, and (ii) the average month end outstanding balance of commercial and standby letters of credit.

ADDITIONAL AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will comply with the following covenants and ratios, on an unconsolidated basis:

TANGIBLE NET WORTH. Maintain a minimum Tangible Net Worth of not less than $24,000,000.00 increasing to $27,000,000.00 on and after April 30, 1997 and
$30,000,000.00 on and after April 30, 1998. Tangible Net Worth is hereby defined as the sum of common stock, additional paid in capital, and retained earnings measured quarterly.

WORKING CAPITAL. Maintain Working Capital in excess of $21,000,000.00 increasing to $24,000,000.00 on and after April 30, 1997 and $27,000,000.00 on and after April 30, 1998. Working Capital is hereby defined as current assets minus current liabilities, as defined according to generally accepted accounting principles.

NET WORTH RATIO. The ratio of GAAP Liabilities plus outstanding letters of credit to Tangible Net Worth shall not exceed .85 to 1.00. This covenant shall be measured at the end of each quarter.

AGING AND LISTING OF ACCOUNTS RECEIVABLE. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall deliver within thirty (30) days after the end of each month, a detailed aging of Borrower's accounts and contracts receivable as of the last day of the month, which shall be net of any adjustments made at the end of that month, all in a form acceptable to Lender.

INVENTORY REPORT. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall deliver to Lender within thirty (30) days after the end of each quarter, inventory reports detailing location, amounts of raw materials and finished goods on a quarterly basis, prepared in form acceptable to Lender.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

EVENTS OF DEFAULTS. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

     OTHER DEFAULTS. Failure of Borrower to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding, and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and establishes reserves or a surety bond for the creditor or forfeiture proceeding reasonably satisfactory to Lender.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition.

     RIGHT TO CURE. If any default, other than a Default on indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all indebtedness immediately will become due and payable, except that in the case of an Event of Default of the type described in the "insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Washington. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of King County, the State of Washington. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

                                   LOAN AGREEMENT
                                     (CONTINUED)                         PAGE 6
LOAN NO 56705
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   CONSENT TO LOAN PARTICIPATION. Lender may sell or transfer, whether now or later, one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender with the consent of Borrower which shall not be unreasonably withheld. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, an information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters.

    COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's reasonable expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

    NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

    SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

    SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

    SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

    WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF JANUARY 28, 1997.

BORROWER:
CUTTER & BUCK INC.


By: /s/ MARTIN J. MARKS
    -------------------------------------
    MARTIN J. MARKS, Senior Vice President


LENDER:
Washington Mutual Bank doing business as Enterprise Bank


By: ILLEGIBLE
    -------------------------------------
    Authorized Officer
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

                                    COMMERCIAL SECURITY AGREEMENT
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   PRINCIPAL      LOAN DATE    MATURITY    LOAN NO.   CALL   COLLATERAL   ACCOUNT   OFFICER   INITIALS
$20,000,000.00   01-28-1997   08-01-1998    56705      4A0       75        206030     175
------------------------------------------------------------------------------------------------------
      REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY
                           OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM.
------------------------------------------------------------------------------------------------------

BORROWER: CUTTER & BUCK INC.                                      LENDER: WASHINGTON MUTUAL BANK DOING
          2701 FIRST AVENUE, SUITE 600                                    BUSINESS AS ENTERPRISE BANK
          SEATTLE, WA 98121                                               11225 S.E. SIXTH STREET
                                                                          BELLEVUE, WA 98004

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

THIS COMMERCIAL SECURITY AGREEMENT is entered into between CUTTER & BUCK INC. (referred to below as "Grantor"); and Washington Mutual Bank doing business as Enterprise Bank (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          ALL ACCOUNTS AND INVENTORY

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

          (b) All products and product of any of the property described in this Collateral section.

          (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

          (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

          (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     EVENT OF DEFAULT. The words "Event of Default" means and include without limitation any of the Events of Default set forth below in the section titled "Events of Default," in the Loan Agreement of even date herewith between Lender and Grantor ("Loan Agreement").

     GRANTOR. The word "Grantor" means CUTTER & BUCK INC., its successors and assigns

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness as defined in the Loan Agreement.

     LENDER. The word "Lender" means Washington Mutual Bank doing business as Enterprise Bank, its successors and assigns.

     NOTE. The word "Note" means the note dated January 28, 1997, in the principal amount of $20,000,000.00 from CUTTER & BUCK INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note.

     RELATED DOCUMENTS. The words "Related Documents" mean promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR.  Grantor warrants and covenants to Lender as follows:

     PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. This is a continuing Security Agreement and will continue in effect even though all or any part of the indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

     NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account.

     LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

     REMOVAL OF COLLATERAL. Grantor shall keep the Collateral other than inventory-in-transit and inventory in the possession of contractors for embroidery work (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, at Grantor's warehouse, at Inner City warehouse, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Washington, without the prior written consent of Lender.

     TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral, excepting sales of accounts receivable pursuant to the Factoring Agreement, and excepting transfers, sales or dispositions of Collateral that is obsolete or worn out property disposed of in the ordinary course of business and excepting other asset dispositions provided that such other asset dispositions do not exceed $100,000.00 in the aggregate for any fiscal year. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not

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    pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, and permitted liens as defined in the Loan Agreement dated of even date herewith between Grantor and Lender, ("permitted liens") without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

    TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement and permitted liens.
    No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or with respect to a permitted lien or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

    COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral.

    MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral whenever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral outside the ordinary course of business; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all material happenings and events affecting the Collateral or the value or the amount of the Collateral; and generally of all material happenings and events affecting the Collateral or the value or the amount of the Collateral outside the normal course of business.

    TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

    COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

    HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances, Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of this Agreement.

    MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the Insurer's liability for failure to give such a notice. Each Insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

    APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds, thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.

    INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

    INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:
    (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until default and until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time while an Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the indebtedness, if Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or
(ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.


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RIGHTS AND REMEDIES ON DEFAULT.  If an Event of Default occurs under this
Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Washington Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

     ASSEMBLE COLLATERAL.    Lender may require Grantor to deliver to
     Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have the power to enter upon the property and Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall be come part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail an payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     OBTAIN DEFICIENCY. To the extent permitted by applicable law, if Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     CUMULATIVE REMEDIES. All of the Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Washington. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of the State of Washington. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.


     ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's reasonable costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the reasonable costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor


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    shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

    NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

    POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following upon the occurrence of an Event of Default (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

    PREFERENCE PAYMENTS. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will be come a part of the indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

    SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

    SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

    WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

NOTICE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 28, 1997.

GRANTOR:
CUTTER & BUCK INC.


By: /s/ MARTIN J. MARKS
    --------------------------------------
    MARTIN J. MARKS, Senior Vice President

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

                                           PROMISSORY NOTE
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   PRINCIPAL      LOAN DATE    MATURITY    LOAN NO.   CALL   COLLATERAL   ACCOUNT   OFFICER   INITIALS
$20,000,000.00   01-28-1997   08-01-1998    66705      4A0       75        206030     175
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      REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY
                           OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM.
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BORROWER: CUTTER & BUCK INC.                                      LENDER: WASHINGTON MUTUAL BANK DOING
          2701 FIRST AVENUE, SUITE 600                                    BUSINESS AS ENTERPRISE BANK
          SEATTLE, WA 98121                                               11225 S.E. SIXTH STREET
                                                                          BELLEVUE, WA 98004

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Principal Amount: $20,000,000.00          Initial Rate: 8.250%          Date of Note: January 28, 1997


PROMISE TO PAY. CUTTER & BUCK INC. ("Borrower") promises to pay to Washington Mutual Bank doing business as Enterprise Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Twenty Million & 00/100 Dollars ($20,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on August 1, 1998. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning March 1, 1997, and all subsequent interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 2.00% of the regularly scheduled payment or $25.00, whichever is greater.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Washington Mutual Bank doing business as Enterprise Bank prime rate (the "Index"). This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 8.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 8.250 per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default, if any of the "Events of Default" as defined in the Loan Agreement happens.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to
3.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorney's fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Washington. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of King County, the State of Washington. This Note shall be governed by and construed in accordance with the laws of the State of Washington.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law, Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by a Commercial Security Agreement from Borrower to Lender dated January 28, 1997.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: MARTIN J. MARKS, SENIOR VICE PRESIDENT; HARVEY N. JONES, PRESIDENT; and NEIL D. JOHNSON, CONTROLLER. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower is in default under the terms of this Note or any agreement that Borrower has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower ceases doing business or is insolvent; or (c) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

NOTICE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

MEDIATION/ARBITRATION CLAUSE A. POLICY-MEDIATION. The parties hope there will be no disputes arising out of their relationship. To that end, each commits to cooperate in good faith and to deal fairly in performing its duties under this agreement in order to accomplish their mutual objectives and avoid disputes. But if a dispute arises, the parties agree to resolve all disputes by the following alternate dispute resolution process: (a) the parties will seek a fair and prompt negotiated resolution, but if this is not successful, (b) all disputes shall be resolved by binding arbitration, provided that during this process, (c) at the request of either party made not later than seventy-five (75) days after the initial arbitration demand, the parties will attempt to resolve any dispute by nonbinding mediation (but without delaying the arbitration hearing date.) The parties recognize that negotiation or mediation may not be appropriate to resolve some disputes and agree that either party many proceed with arbitration without negotiating or mediating. The parties confirm that by agreeing to this alternate dispute resolution process, they intend to give up their right to have any dispute decided in court by a judge or jury.

MEDIATION/ARBITRATION CLAUSE B. BINDING ARBITRATION. Any claim between the parties arising out of or relating to this agreement, shall be determined by arbitration in Seattle commenced in accordance with RCW 7.04.080; provided that the total award by a single arbitrator (as opposed to a

01-28-1997                            PROMISSORY NOTE                   PAGE 2
LOAN NO 56705                           (CONTINUED)
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majority of three arbitrators) shall not exceed $250,000, including interest, attorneys' fees and costs. If either party demands a total award greater than $250,000, there shall be three (3) neutral arbitrators. If the parties cannot agree on the identity of the arbitrator(s) within ten (10) days of the arbitration demand, the arbitrator(s) shall be selected by the administrator of the American Arbitration Association (AAA) office in Seattle FROM ITS LARGE, COMPLEX CASE PANEL (OR HAVE SIMILAR PROFESSIONAL CREDENTIALS). Each arbitrator shall be an attorney with at least 15 years experience in banking or commercial law and shall reside in the Seattle metropolitan area. Whether a claim is covered by this agreement shall be determined by the arbitrator(s). All statutes of limitation which would otherwise be applicable shall apply to any arbitration hereunder.

MEDIATION/ARBITRATION CLAUSE C. PROCEDURES. The arbitration shall be conducted in accordance with the AAA Commercial Arbitration Rules, in effect on the date hereof, as modified by this agreement. Submission of dispositive motions shall be at the discretion of Arbitrator(s). As may be shown to be necessary to ensure a fair hearing; the arbitrator(s) may authorize appropriate discovery; and may enter pre-hearing orders regarding (without limitation) scheduling, interrogatories, document exchange, depositions, witness and exhibit disclosure and issues to be heard. The arbitrator(s) shall not be bound by the rules of evidence or of civil procedure, but may consider such writings and oral presentations as reasonable business people would use in the conduct of their day-to-day affairs, and may require the parties to submit some or all of their case by written declaration or such other manner of presentation as the arbitrator(s) may determine to be appropriate.

MEDIATION/ARBITRATION CLAUSE D. HEARING-LAW-APPEAL LIMITED. The arbitrator(s) shall take such steps as may be necessary to hold a private hearing. The parties have included these time limits in order to expedite the proceeding, but they are not jurisdictional, and the arbitrator(s) may for good cause afford or permit reasonable extensions or delays, which shall not affect the validity of the award. The written decision shall contain a brief statement of the claim(s) determined and the award made on each claim. In making the decision and award, the arbitrator(s) shall apply applicable substantive law. Absent fraud, collusion or willful misconduct by an arbitrator, the award shall be final, and judgment may be entered in any court having jurisdiction thereof. The arbitrator(s) may award injunctive relief or any other remedy available from a judge, including the joinder of parties or consolidation of this arbitration with any other involving common issues of law or fact or which may promote judicial economy, and may award attorney's fees and costs to the prevailing party but shall not have the power to award punitive or exemplary damages. The decision and award of the arbitrators need not be unanimous; rather, the decision and award of two arbitrators shall be final.

MEDIATION/ARBITRATION CLAUSE E. PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. In addition to any actions taken under the preceding subparagraphs: (i) Lender may exercise all rights and remedies available under law with respect to any collateral, deposits and accounts, including but not limited to: offset, self-help, sale or other disposition of collateral, attachment, injunction, appointment of a receiver, judicial foreclosure and deficiency judgment or foreclosure by power of sale; (ii) by exercising any such rights and remedies under (1) Lender shall not waive the provisions of subparagraphs A through D above; (iii) any issues of law or fact which arise in connection with the exercise by Lender of its rights and remedies may at Lender's election be determined by arbitration in accordance with subparagraphs A through D above; and (iv) notwithstanding any other provision of this agreement, so long as an arbitration demand has not been filed or served with respect to a claim, either party may elect to assert such claim in the small claims department of the appropriate district court under RCW ch. 12.40.

LIBOR RATE OPTION. Notwithstanding the foregoing, Borrower may elect to have one or more advances of the principal amount of this Note ("LIBOR Advances") bear interest at a LIBOR Rate, as defined in the LIBOR Rate Addendum to the Business Loan Agreement between Borrower and Lender (the "Addendum"). Advances as to which Borrower effectively makes such an election, shall bear interest at a LIBOR rate (as defined in the Addendum) and shall be governed by the terms of the Addendum and by the terms of this Note. In the event of an inconsistency between the Addendum and this Note with respect to such LIBOR Advances, the Addendum shall control.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.


BORROWER:

CUTTER & BUCK INC.

By: /s/ MARTIN J. MARKS
   --------------------------------------
   MARTIN J. MARKS, Senior Vice President

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

              ASSIGNMENT OF MONIES DUE UNDER FACTORING AGREEMENT
                          AND INTERCREDITOR AGREEMENT


     THIS ASSIGNMENT AND INTERCREDITOR AGREEMENT ("Agreement") is entered into as of the 20th day of February, 1997, by and among REPUBLIC FACTORS CORP., a Maryland corporation ("Republic"), CUTTER & BUCK INC., a Washington corporation ("Cutter & Buck") and WASHINGTON MUTUAL BANK, doing business as ENTERPRISE BANK ("Bank").


                                R E C I T A L S

     A. Cutter & Buck (successor by name change to Jones/Rodolfo Corporation) entered into a Factoring Agreement with Republic dated as of March 1, 1995 (as amended from time to time, the "Factoring Agreement"), pursuant to which Republic has agreed to purchase certain accounts receivables from Cutter & Buck who, in turn, granted a security interest in certain of its assets to Republic. In connection therewith, Republic filed financing statements under the Uniform Commercial Code.

     B. Cutter & Buck has also, as of the date hereof, entered into a Loan Agreement with Bank (as amended from time to time, the "Loan Agreement"), pursuant to which Bank has agreed to make loans, create and discount banker's acceptances and to issue commercial and standby letters of credit. In connection therewith, Cutter & Buck executed and delivered a Commercial Security Agreement as of the date hereof (the "Security Agreement") granting to Bank a security interest in certain of its assets. The Security Agreement secures obligations of Cutter & Buck to Bank arising under the Loan Agreement. Bank has filed and may hereafter file financing statements under the Uniform Commercial Code or other applicable law, and other title documents or assignments.

     C. The parties hereto desire to agree amongst themselves as to the relative priority of their respective security interests in and liens on the collateral of Cutter & Buck and certain other rights, priorities and interests.

     NOW, THEREFORE, the parties hereto agree as follows:


                                   AGREEMENT

     1.  DEFINITIONS.

         1.1 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

         "BANK COLLATERAL" has the meaning given in Section 3.2 hereof.

     "BANK DEBT" means any and all indebtedness, liabilities and obligations of Cutter & Buck owing to Bank and secured by Bank's Security Agreement.

     "COLLATERAL" means, in the case of Republic, the Republic Collateral, and in the case of Bank, the Bank Collateral.

     "COLLATERAL ASSETS" means the personal property described by item or type in the granting clauses of the Factoring Agreement, and the Security Agreement, now existing or hereafter arising.

     "DEBT" means, in the case of Republic, the Republic Debt, and in the case of Bank, the Bank Debt.

     "FACTORING AGREEMENT" has the meaning given in the Recitals.

     "LOAN AGREEMENT" has the meaning given in the Recitals.

     "LOAN DOCUMENTS" means Bank's Loan Agreement and the Related Documents, as defined in such Loan Agreement.

     "PURCHASED ACCOUNTS" means those certain accounts receivable purchased now or hereafter by Republic from Cutter & Buck pursuant to the terms of the Factoring Agreement.

     "REPUBLIC COLLATERAL" has the meaning given in Section 3.1 hereof.

     "REPUBLIC DEBT" means any and all indebtedness, liabilities and obligations of Cutter & Buck owing to Republic arising under the Factoring Agreement.

      1.2 GENERAL PRINCIPLES APPLICABLE TO DEFINITIONS. Definitions given herein shall be equally applicable to both singular and plural forms of the terms therein defined. References herein to any document including, but without limitation, this Agreement shall be deemed a reference to such document as it now exists, and as, from time to time hereafter, the same may be amended.

     2. ASSIGNMENT OF MONIES DUE UNDER FACTORING AGREEMENT.

     2.1 ASSIGNMENT. Cutter & Buck hereby assigns to Bank all of its right, title and interest in and to all monies now due or which may hereafter become due to Cutter & Buck under the Factoring Agreement, including any and all advance payments of the purchase price of Receivables (as that term is defined in the Factoring Agreement), as security for the full and timely performance by Cutter & Buck of any and all indebtedness, liabilities and obligations owing to Bank arising under the Loan Documents, as that term is defined in the Loan Agreement.

     2.2 PAYMENT. Republic shall remit all monies which would otherwise be payable to Cutter & Buck under the Factoring Agreement, subject to all of Republic's rights under the Factoring Agreement, directly to Bank by wire transfer of federal funds to:

       Washington Mutual Bank, doing
       business as Enterprise Bank
       1201 Third Avenue, Suite 1000
       Attention: Todd Leber - (206) 461-4344

       ABA #125108078
       Account #01023860

    2.3 MONTHLY STATEMENTS. Republic shall send Bank a copy of all monthly statements rendered to Cutter & Buck, including without limitation, a Summary of Monthly Activity report and a Monthly Summary fo Client Activity report as soon as available, but in any event within fifteen (15) days after the end of each month, PROVIDED, HOWEVER, that Republic shall have no liability to Bank for negligently or inadvertently failing to furnish such monthly statements.

   2.4 REPRESENTATIONS OF PARTIES. Cutter & Buck represents that it has not made, executed or delivered any other assignment of the monies now due or which may hereafter become due to it under the Factoring Agreement. Republic represents that, to the best of its knowledge, Republic has not received any notice of the assignment of the monies now due or which may hereafter become due to Cutter & Buck under the Factoring Agreement. Bank represents that, to the best of its knowledge, no other person is entitled to receive all amounts otherwise payable to Cutter & Buck pursuant to the Factoring Agreement. Notwithstanding the foregoing, the parties acknowledge that Bank of America NW, N.A. d/b/a Seafirst Bank holds a security interest in certain assets of Cutter & Buck, including but not limited to its accounts receivable, which security interst must be released as a condition to Bank's advancing funds to Cutter & Buck.

    2.5 AUTHORITY; FURTHER ASSURANCE. Cutter & Buck hereby irrevocably authorizes and empowers Bank to ask, demand, receive, receipt and give acquittance for any and all monies hereby assigned, and to endorse any checks or other orders for the payment of money payable to Cutter & Buck in payment thereof. Cutter & Buck agrees that it will at all times hereafter at the request of Bank, make, do and execute all such further acts, agreements, assurances and other documents and instruments as shall be reasonably required to enable Bank to collect all sums due or to become due under or in connection with the Factoring Agreement, according to the intent and purpose of this Agreement. Republic is hereby authorized to recognize Bank's claims to rights hereunder without investigating the reason for any action taken by Bank or the validity or the amount of the obligations owing from Cutter & Buck to Bank or the existence of any default or the application to be made by Bank of any of the amounts paid to Bank.

    2.6 AGREEMENT SUBJECT TO FACTORING AGREEMENT. This Agreement is subject to the terms and conditions of the Factoring Agreement, and applicable law, with respect to any matter, including but not limited to, Republic's right to "charge back" to Cutter & Buck's account any disputed invoices and other items and sums, Republic's right to retain reserves from time to time as set forth in the Factoring Agreement, Republic's right to offset any amounts owing by Cutter & Buck to Republic from time to time, Republic's right to accept as binding all instruments and documents of every kind (including without limitation credit memoranda issued by Cutter & Buck), and Republic's right to terminate the Factoring Agreement in accordance with the terms thereof all without prior notice to Bank (except as herein specifically provided), PROVIDED, HOWEVER, Republic's rights to retain reserves and to offset amounts as hereinbefore described shall be limited to the Republic Collateral (including, without limitation, any and all monies due Cutter & Buck under the Factoring Agreement and assigned to Bank under the terms of this Agreement). Bank and Cutter & Buck hereby acknowledge that any credit balance shown on any statement of account provided by Republic is provisional and, except as limited by this Agreement, is subject to all rights of Republic under the Factoring Agreement and otherwise. Nothing contained in this Agreement shall be construed to require Republic to remit any funds beyond any amount provided in the Factoring Agreement.

     2.7 CONFLICTING DEMANDS. Republic shall not be obligated to make any payment to Bank hereunder, if any such payment is enjoined, restrained or stayed by any court or by any statute or governmental rule or regulation. In the event any conflicting demands are made on Republic with respect to monies to be paid hereunder, Republic shall not be required to determine the same and shall have the right to file suit in interpleader or for declaratory relief. In the event Republic shall bring any such action, Cutter & Buck agrees to reimburse Republic for its attorneys' fees, costs and expenses in connection therewith, and without limiting its other rights and remedies Republic shall be entitled to deduct such attorneys' fees, costs and expenses from the funds which are the subject of such interpleader or declaratory relief action.

    2.8 BORROWING BY CUTTER & BUCK. Cutter & Buck hereby agrees that it will not borrow or take advances from Republic under the Factoring Agreement, and Republic hereby agrees not to make loans or advances requested by Cutter & Buck pursuant to Section 4.C of the Factoring Agreement, PROVIDED, HOWEVER, that nothing herein shall restrict Cutter & Buck from (i) purchasing goods or services or otherwise becoming obligated to persons who are factoring clients of Republic and who factor with Republic the accounts owing to such persons from Cutter & Buck, or (ii) taking payments under the Factoring Agreement from Republic at maturity, or (iii) becoming obligated to Republic under the Factoring Agreement other than as a result of loans by Republic to Cutter & Buck.

     3. LIEN PRIORITY. Notwithstanding the date, manner or order of perfection of the security interest and liens granted Republic or Bank, and notwithstanding any provisions of the Uniform Commercial Code, or any applicable law or decision, or whether either Republic or Bank holds possession of all or any part of the Collateral Assets or has given any notice or taken any other action to perfect its interest therein, the following, as between Republic and Bank, shall be the relative priority of security interests and liens of Republic and Bank in the Collateral Assets:

    3.1 REPUBLIC COLLATERAL. Republic shall have a first and prior security interest in (i) the Purchased Accounts, (ii) all right title and interest of Cutter & Buck in, to and in respect of all goods relating to, or which by sale have resulted in, the Purchased Accounts, including, without limitation, all returned, reclaimed or repossessed goods, and all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing any Purchase Account, (iii) all moneys, securities, and other property, now or hereafter held or received by, or in transit to, Republic from or for Cutter & Buck, whether for safekeeping, pledge, custody, transmission or collection and otherwise related to or incident to the Purchased Accounts (iv) all of Cutter & Buck's deposits (general or special), balances, sums and credits with, and all claims of Cutter & Buck against, Republic, at any time existing and the otherwise related to or incident to the Purchased Accounts, (v) all right title and interest of Cutter & Buck and all of Cutter & Buck's rights, remedies, security and liens, in, to and in respect of the Purchased Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Purchased Accounts, (vi) all deposits or other security for the obligation of any "Purchased Account Debtor" (meaning herein each debtor or obligor in any way obligated on or in connection with any Purchased Account), (vii) all books, records, ledger cards, computer programs and other property and general intangibles of Cutter & Buck at any time evidencing or relating to any or all of the foregoing,
(viii) all products and proceeds of any or all of the foregoing; in any form including, without limitation, any insurance proceeds or claims by Cutter & Buck against third parties, for loss or damage to or destruction of any or all of the foregoing (collectively, the "Republic Collateral"). Bank shall have a second and subordinate security interest in the Republic Collateral.

     3.2 BANK COLLATERAL. Bank shall have a first and prior security interest in all of the Collateral Assets, other than the Republic Collateral (the "Bank Collateral"). Republic shall have a second and subordinate security interest in the Bank Collateral.

     3.3 PROCEEDS OF COLLATERAL. All proceeds of Collateral shall be distributed in accordance with the following procedures to the extent permitted by applicable law:

          (a) Until the Republic Debt has been fully and finally paid, all proceeds of Republic Collateral shall be paid to Republic for application in accordance with the Factoring Agreement.

          (b) Until the Bank Debt has been fully and finally paid, all proceeds of Bank Collateral shall be paid to Bank for application in accordance with the Loan Agreement.

     3.4 REPUBLIC AND BANK ONLY. The priority established under this Section 3 is only as between Republic and Bank and to the extent that the operation of the foregoing provision would otherwise entitle any other person (including a trustee in bankruptcy) to either a priority over both parties or a right to avoid the lien of either party, then (and only to such extent) this section shall not be effective.

     3.5 PERFECTION BY POSSESSION. Republic and Bank each hereby acknowledge the other's security interest in and liens on the Collateral Assets. Republic and Bank each hereby agree, that to the extent that either holds physical possession of any Collateral Assets, it does so both in its own capacity and for the benefit of the other for the purpose of perfecting (to the extent necessary) the other's security interest in and liens on the Collateral Assets pursuant to RCW 62A.9-305. To the extent that Republic obtains possession of Bank Collateral, or Bank obtains possession of Republic Collateral, Republic and Bank hereby agree to promptly notify the other party of such fact and, as the case may be, Republic shall promptly deliver such Bank Collateral to Bank or Bank shall promptly deliver such Republic Collateral to Republic.

    4. MODIFICATIONS TO DEBT. Subject to the restrictions contained herein, and subject to any restrictions on Cutter & Buck contained in the Loan Agreement, each of Republic and Bank may at any time, and from time to time, without the other's consent and without notice to the other, renew, extend or increase its Debt. Without limiting the foregoing, Republic and Bank may accept partial payments of its Debt, settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of its Debt, change, alter or vary the interest charge on, or any other terms or provisions of its Debt or any present or future instrumental, document or agreement between Republic or Bank, as the case may be, and Cutter & Buck, release, exchange, fail to perfect, delay the perfection of, fail to resort to, or realize upon any of its Collateral, as the case may be, and take any other action or omit to take any other action with respect to its Debt or its Collateral as Republic or Bank, as the case may be, deems necessary or advisable in its sole discretion. Bank, but not Republic, may make loans or advances to Cutter & Buck secured in whole or in part by its Collateral or refrain from making any loans or advances to Cutter & Buck.

     5. WAIVERS OF REPUBLIC AND BANK. To the extent allowed by law, Republic and Bank each hereby waive any and all rights to have the Collateral Assets, or any part thereof marshaled upon any foreclosure of any of the liens securing its respective Debt.

     6. ADDITIONAL DOCUMENTATION. Republic and Bank each agree, upon the other's request, to execute all such documents and instruments and take all such actions as the other shall deem reasonably necessary or advisable in order to carry out the purposes of this Agreement, including, without limitation appropriate amendments to financing statements executed by Cutter & Buck in favor of Republic or Bank in order to refer to the subordinations of each other's security interests in the Collateral Assets contained herein (but this Agreement shall remain fully effective notwithstanding any failure to execute any additional documents or instruments).

     7. ACTIONS CONCERNING COLLATERAL. Until the Republic Debt has been paid and performed in full, Bank shall not collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to, the Republic Collateral, judicially or nonjudicially, or attempt to do any of the foregoing. Until the Bank Debt has been paid and performed in full, Republic shall not collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to, the Bank Collateral, judicially or nonjudicially, or attempt to do any of the foregoing. In the event that Republic or Bank shall be required by the Uniform Commercial Code or any other applicable law to give notice to the other of intended disposition of Collateral Assets, such notice shall be given in accordance with Section 9.1 hereof and ten (10) days' notice shall be deemed to be commercially reasonable.

     8. FINANCIAL CONDITION OF CUTTER & BUCK. Republic and Bank each represent that it is presently informed of the financial condition of Cutter & Buck and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of non-payment of the indebtedness of Cutter & Buck to them. Except as provided in Section 2.3 hereof Republic and Bank each waive any right to require the other to disclose any information which the other may now or hereafter acquire concerning Cutter & Buck.

     9.  MISCELLANEOUS.

         9.1 NOTICE OF DEFAULT. Republic and Bank shall each promptly give written notice to the other, contemporaneously with the giving of such notice to Cutter & Buck, of any default by Cutter & Buck under any agreement such party has with Cutter & Buck including, but not limited to, the Factoring Agreement and the Loan Agreement, as the case may be. All such notices and any other communications provided for in this Agreement shall be in writing (unless otherwise specified) and shall be mailed (with first class postage prepaid) or sent or delivered to each party by facsimile transmission or courier service at the address or facsimile transmission number set forth under its name on the signature page hereof or at such other address as shall be designated by such party in a written notice to the other parties. Except as otherwise specified all such notices and communications if duly given or made shall be effective upon receipt.

         9.2 NO CONTEST. Niether Republic nor Bank shall contest the validity, perfection, priority or enforceability of any lien or security interest granted to the other.

         9.3 SUCCESSORS AND ASSIGNS. This Agreement is solely for the benefit of Republic and Bank and their respective successors and assigns, and neither Cutter & Buck nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. Neither Republic nor Bank shall sell or assign any of its interests in the Debt unless the purchaser or assignee thereof agrees to be bound by the terms thereof.

         9.4 TERMINATION. The assignment in Section 1 above shall continue in effect until written notice of the termination is served by any one of the parties hereto on the others, but such termination shall not affect the assignment to Bank of or Bank's rights to receive, any balances due to Cutter & Buck from Republic, until all loans and/or extensions of credit made by Bank to Cutter & Buck prior to the receipt of such written notice of termination are paid in full, subject to all of Republic's rights under the Factoring Agreement, which rights include, but are not limited to, the right to terminate the Factoring Agreement in accordance with the terms thereof. The subordination of Bank's security interest in the Republic Collateral and the other provisions of this Agreement shall continue in effect until the Factoring Agreement is terminated and all present and future indebtedness, liabilities and obligations of Cutter & Buck to Republic have been paid and performed in full.

     9.5 REMEDIES. All of Republic's and Bank's rights and remedies hereunder and under applicable law are cumulative and not exclusive.

     9.6 ENTIRE AGREEMENT; AMENDMENT. This Agreement sets forth in full the terms of agreement among the parties with respect to the subject matter hereof and may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto.

     9.7 CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. Republic, Bank and Cutter & Buck each (i) agree that all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within King County, Washington, (ii) consent to the jurisdiction of any such court and consent to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and (iii) waive any and all rights to transfer or change the venue of any such action or proceeding to any court located outside King County, Washington. Nothing in this Section 9.8 shall be construed to modify or otherwise limit the agreement between Bank and Cutter & Buck regarding mandatory arbitration contained in the Loan Agreement.

     9.8 GOVERNING LAW; ATTORNEY'S FEES. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Washington. In the event of any litigation between or among Republic, Bank and Cutter & Buck based upon, or arising out of or relating to this Agreement, the prevailing party shall be entitled to recover all of its costs and expenses (including without limitation attorneys' fees) from the non-prevailing party.

     9.9 MUTUAL WAIVER OF JURY TRIAL. Republic, Bank and Cutter & Buck each hereby waive the right to trial by jury in any action or proceeding (i) based upon, arising out of or in any way relating to this Agreement or (ii) any conduct, acts or omissions of Republic, Bank or Cutter & Buck or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with Republic, Bank or Cutter & Buck based upon, arising out of or in any way relating to this Agreement; in each of the foregoing case, whether sounding in contract or tort or otherwise.

     9.10 EXECUTED IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


                                   REPUBLIC FACTORS CORP.

                                   By   /s/ DAVID LANDY
                                      -----------------------------------

                                   Its  Senior Vice President
                                       ----------------------------------

                                   Address: 1000 Wilshire Boulevard, Suite 400 Los Angeles, California 90017
                                              Attn: David H. Landy

                                   Facsimile: (213) 312-3630


                                   WASHINGTON MUTUAL BANK, doing business
                                   as ENTERPRISE BANK

                                   By   /s/ TODD LEBER
                                      -----------------------------------

                                   Its  Vice President
                                       ----------------------------------

                                   Address:   1201 Third Avenue, Suite 1000
                                              Seattle, Washington 98101
                                              Attn: Todd Leber

                                   Facsimile: (206) 554-2696

                                   CUTTER & BUCK, INC.

                                   By   /s/ MARTIN MARKS
                                       -----------------------------------

                                   Its  Senior Vice President/Chief
                                         Operating Officer
                                       ----------------------------------

                                   Address:   2701 First Avenue, Suite 500
                                              Seattle, Washington 98121
                                              Attn: Martin Marks

                                   Facsimile: (206) 448-0589










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